PHOENIX EQUITY SERIES FUND
                     PHOENIX-DUFF & PHELPS CORE EQUITY FUND
     SUPPLEMENT DATED JUNE 7, 2002 TO THE PROSPECTUS DATED DECEMBER 31, 2001

For the Phoenix-Duff & Phelps Core Equity Fund, on page 1 under the heading Principal Investment Strategies, the disclosure contained in the first item is hereby replaced in its entirety with the following:

> The fund invests in equity securities, primarily common stocks of large, U.S.
  companies. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities; however, the adviser intends to invest nearly all of the fund's assets in common stocks and other equity securities, rather than holding significant amounts of cash and short-term investments.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
REFERENCE.

PXP 2089/80  (06/02)